                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of earliest event
  reported June 12, 1996


                         NORTHWEST AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

                                   95-4205287
                      (I.R.S. Employer Identification No.)

                                     0-23642
                            (Commission File Number)

                  2700 Lone Oak Parkway, Eagan, Minnesota 55121
                    (Address of principal executive offices)

                                 (612) 726-2111
                         (Registrant's telephone number)

              Item 7 Exhibits. The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-2516) and the Registration Statement on Form S-3 (Registration No. 33-74772) (collectively, the "Registration Statements") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statements and the Prospectus Supplement, dated June 3, 1996, to the Prospectus, dated May 3, 1996, relate to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 1996-1.



4(a)(1) Trust Agreement [NW 1989 B] between the Owner Participant and The First National Bank of Boston, Owner Trustee

4(a)(2) First Amendment to Trust Agreement [NW 1989 B] between the Owner Participant, and First Security Bank of Utah, National Association, Owner Trustee

4(a)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1989 B] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(a)(4) Amended and Restated Lease Agreement [NW 1989 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(a)(5)       Guarantee [NW 1989 B] from Northwest Airlines Corporation

4(a)(6) Participation Agreement [NW 1989 B] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, The First National Bank of Boston, Owner Trustee, and Meridian Trust Company, Equipment Trust Trustee

4(a)(7) First Amendment to Participation Agreement [NW 1989 B] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant and State Street Bank and Trust Company, National Association, Indenture Trustee

4(a)(8) Refunding Agreement [NW 1989 B] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent and State Street Bank and Trust Company, Indenture Trustee

4(b)(1) Trust Agreement [NW 1990 A] between the Owner Participant and The First National Bank of Boston, Owner Trustee

4(b)(2) First Amendment to Trust Agreement [NW 1990 A] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(b)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1990 A] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(b)(4) Lease Agreement [NW 1990 A] between The First National Bank of Boston, Lessor, and Northwest Airlines, Inc., Lessee

4(b)(5) First Amendment to Lease Agreement [NW 1990 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(b)(6)       Guarantee [NW 1990 A] from Northwest Airlines Corporation

4(b)(7) Participation Agreement [NW 1990 A] among Northwest Airlines, Inc., Lessee, the Owner Participants Named Therein the Loan Participant, The First National Bank of Boston, Owner Trustee, and The Connecticut Bank and Trust Company, National Association, Indenture Trustee

4(b)(8) First Amendment to Participation Agreement [NW 1990 A] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(b)(9) Refunding Agreement [NW 1990 A] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(c)(1) Trust Agreement [NW 1995 A] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(c)(2) Amended and Restated Trust Indenture and Security Agreement [NW 1995 A] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(c)(3) Lease Agreement [NW 1995 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(c)(4) First Amendment to Lease Agreement [NW 1995 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(c)(5)       Guarantee [NW 1995 A] from Northwest Airlines Corporation

4(c)(6) Participation Agreement [NW 1995 A] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(c)(7) First Amendment to Participation Agreement [NW 1995 A] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(c)(8) Refunding Agreement [NW 1995 A] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(d)(1) Trust Agreement [NW 1995 B] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(d)(2) Amended and Restated Trust Indenture and Security Agreement [NW 1995 B] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(d)(3) Lease Agreement [NW 1995 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(d)(4) First Amendment to Lease Agreement [NW 1995 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(d)(5)       Guarantee [NW 1995 B] from Northwest Airlines Corporation

4(d)(6) Participation Agreement [NW 1995 B] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(d)(7) First Amendment to Participation Agreement [NW 1995 B] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(d)(8) Refunding Agreement [NW 1995 B] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(e)(1) Trust Agreement [NW 1996 A] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(e)(2) Amended and Restated Trust Indenture and Security Agreement [NW 1996 A] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(e)(3) Lease Agreement [NW 1996 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(e)(4) First Amendment to Lease Agreement [NW 1996 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(e)(5)       Guarantee [NW 1996 A] from Northwest Airlines Corporation

4(e)(6) Participation Agreement [NW 1996 A] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(e)(7) First Amendment to Participation Agreement [NW 1996 A] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(e)(8) Refunding Agreement [NW 1996 A] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(f)(1) Trust Agreement [NW 1996 B] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(f)(2) Amended and Restated Trust Indenture and Security Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(f)(3) Lease Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(f)(4) First Amendment to Lease Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(f)(5)       Guarantee [NW 1996 B] from Northwest Airlines Corporation

4(f)(6) Participation Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(f)(7) First Amendment to Participation Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(f)(8) Refunding Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(g)(1) Trust Agreement [NW 1996 C] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(g)(2) First Amendment to Trust Agreement [NW 1996 C] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(g)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 C] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(g)(4) Lease Agreement [NW 1996 C] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(g)(5) First Amendment to Lease Agreement [NW 1996 C] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(g)(6)       Guarantee [NW 1996 C] from Northwest Airlines Corporation

4(g)(7) Participation Agreement [NW 1996 C] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(g)(8) First Amendment to Participation Agreement [NW 1996 C] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(g)(9) Refunding Agreement [NW 1996 C] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through

              Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(h)(1) Trust Agreement [NW 1996 D] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(h)(2) First Amendment to Trust Agreement [NW 1996 D] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(h)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 D] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(h)(4) Lease Agreement [NW 1996 D] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(h)(5) First Amendment to Lease Agreement [NW 1996 D] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(h)(6)       Guarantee [NW 1996 D] from Northwest Airlines Corporation

4(h)(7) Participation Agreement [NW 1996 D] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(h)(8) First Amendment to Participation Agreement [NW 1996 D] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(h)(9) Refunding Agreement [NW 1996 D] among Northwest Airlines, Inc., Lessee, Northwest Airlines

              Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(i)(1) Trust Agreement [NW 1996 E] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(i)(2) First Amendment to Trust Agreement [NW 1996 E] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(i)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 E] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(i)(4) Lease Agreement [NW 1996 E] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(i)(5) First Amendment to Lease Agreement [NW 1996 E] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(i)(6)       Guarantee [NW 1996 E] from Northwest Airlines Corporation

4(i)(7) Participation Agreement [NW 1996 E] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(i)(8) First Amendment to Participation Agreement [NW 1996 E] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(i)(9) Refunding Agreement [NW 1996 E] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(j)(1) Trust Agreement [NW 1996 F] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(j)(2) First Amendment to Trust Agreement [NW 1996 F] between the Owner Participant, and First Security Bank of Utah, National Association, Owner Trustee

4(j)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 F] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(j)(4) Lease Agreement [NW 1996 F] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(j)(5) First Amendment to Lease Agreement [NW 1996 F] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(j)(6)       Guarantee [NW 1996 F] from Northwest Airlines Corporation

4(j)(7) Participation Agreement [NW 1996 F] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(j)(8) First Amendment to Participation Agreement [NW 1996 F] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association,

              Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(j)(9) Refunding Agreement [NW 1996 F] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(k)(1) Trust Agreement [NW 1996 G] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(k)(2) First Amendment to Trust Agreement [NW 1996 G] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(k)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 G] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(k)(4) Lease Agreement [NW 1996 G] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(k)(5) First Amendment to Lease Agreement [NW 1996 G] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(k)(6)       Guarantee [NW 1996 G] from Northwest Airlines Corporation

4(k)(7) Participation Agreement [NW 1996 G] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(k)(8) First Amendment to Participation Agreement [NW 1996 G] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the

              Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(k)(9) Refunding Agreement [NW 1996 G] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 NORTHWEST AIRLINES CORPORATION


Dated: July 3, 1996                              By:  /s/ THOMAS SCHREIER, JR.

                                                 ------------------------------
                                                          Thomas Schreier, Jr.
                                                          Vice President,
                                                          Finance and
                                                          Assistant Treasurer

Exhibit                    Exhibit Index
- -------                    -------------


4(a)(1) Trust Agreement [NW 1989 B] between the Owner Participant and The First National Bank of Boston, Owner Trustee

4(a)(2) First Amendment to Trust Agreement [NW 1989 B] between the Owner Participant, and First Security Bank of Utah, National Association, Owner Trustee

4(a)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1989 B] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(a)(4) Amended and Restated Lease Agreement [NW 1989 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(a)(5)       Guarantee [NW 1989 B] from Northwest Airlines Corporation

4(a)(6) Participation Agreement [NW 1989 B] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participant, The First National Bank of Boston, Owner Trustee, and Meridian Trust Company, Equipment Trust Trustee

4(a)(7) First Amendment to Participation Agreement [NW 1989 B] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant and State Street Bank and Trust Company, National Association, Indenture Trustee

4(a)(8) Refunding Agreement [NW 1989 B] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent and State Street Bank and Trust Company, Indenture Trustee

4(b)(1) Trust Agreement [NW 1990 A] between the Owner Participant and The First National Bank of Boston, Owner Trustee

4(b)(2) First Amendment to Trust Agreement [NW 1990 A] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(b)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1990 A] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(b)(4) Lease Agreement [NW 1990 A] between The First National Bank of Boston, Lessor, and Northwest Airlines, Inc., Lessee

4(b)(5) First Amendment to Lease Agreement [NW 1990 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(b)(6)       Guarantee [NW 1990 A] from Northwest Airlines Corporation

4(b)(7) Participation Agreement [NW 1990 A] among Northwest Airlines, Inc., Lessee, the Owner Participants Named Therein, the Loan Participant, The First National Bank of Boston, Owner Trustee, and The Connecticut Bank and Trust Company, National Association, Indenture Trustee

4(b)(8) First Amendment to Participation Agreement [NW 1990 A] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(b)(9) Refunding Agreement [NW 1990 A] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(c)(1) Trust Agreement [NW 1995 A] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(c)(2) Amended and Restated Trust Indenture and Security Agreement [NW 1995 A] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(c)(3) Lease Agreement [NW 1995 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(c)(4) First Amendment to Lease Agreement [NW 1995 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(c)(5)       Guarantee [NW 1995 A] from Northwest Airlines Corporation

4(c)(6) Participation Agreement [NW 1995 A] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(c)(7) First Amendment to Participation Agreement [NW 1995 A] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(c)(8) Refunding Agreement [NW 1995 A] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(d)(1) Trust Agreement [NW 1995 B] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(d)(2) Amended and Restated Trust Indenture and Security Agreement [NW 1995 B] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(d)(3) Lease Agreement [NW 1995 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(d)(4) First Amendment to Lease Agreement [NW 1995 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(d)(5)       Guarantee [NW 1995 B] from Northwest Airlines Corporation

4(d)(6) Participation Agreement [NW 1995 B] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(d)(7) First Amendment to Participation Agreement [NW 1995 B] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(d)(8) Refunding Agreement [NW 1995 B] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(e)(1) Trust Agreement [NW 1996 A] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(e)(2) Amended and Restated Trust Indenture and Security Agreement [NW 1996 A] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(e)(3) Lease Agreement [NW 1996 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(e)(4) First Amendment to Lease Agreement [NW 1996 A] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(e)(5)       Guarantee [NW 1996 A] from Northwest Airlines Corporation

4(e)(6) Participation Agreement [NW 1996 A] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(e)(7) First Amendment to Participation Agreement [NW 1996 A] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(e)(8) Refunding Agreement [NW 1996 A] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(f)(1) Trust Agreement [NW 1996 B] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(f)(2) Amended and Restated Trust Indenture and Security Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(f)(3) Lease Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(f)(4) First Amendment to Lease Agreement [NW 1996 B] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(f)(5)       Guarantee [NW 1996 B] from Northwest Airlines Corporation

4(f)(6) Participation Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(f)(7) First Amendment to Participation Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(f)(8) Refunding Agreement [NW 1996 B] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National

              Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(g)(1) Trust Agreement [NW 1996 C] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(g)(2) First Amendment to Trust Agreement [NW 1996 C] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(g)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 C] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(g)(4) Lease Agreement [NW 1996 C] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(g)(5) First Amendment to Lease Agreement [NW 1996 C] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(g)(6)       Guarantee [NW 1996 C] from Northwest Airlines Corporation

4(g)(7) Participation Agreement [NW 1996 C] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(g)(8) First Amendment to Participation Agreement [NW 1996 C] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(g)(9) Refunding Agreement [NW 1996 C] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through

              Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(h)(1) Trust Agreement [NW 1996 D] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(h)(2) First Amendment to Trust Agreement [NW 1996 D] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(h)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 D] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(h)(4) Lease Agreement [NW 1996 D] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(h)(5) First Amendment to Lease Agreement [NW 1996 D] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(h)(6)       Guarantee [NW 1996 D] from Northwest Airlines Corporation

4(h)(7) Participation Agreement [NW 1996 D] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(h)(8) First Amendment to Participation Agreement [NW 1996 D] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(h)(9) Refunding Agreement [NW 1996 D] among Northwest Airlines, Inc., Lessee, Northwest Airlines

              Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(i)(1) Trust Agreement [NW 1996 E] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(i)(2) First Amendment to Trust Agreement [NW 1996 E] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(i)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 E] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(i)(4) Lease Agreement [NW 1996 E] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(i)(5) First Amendment to Lease Agreement [NW 1996 E] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(i)(6)       Guarantee [NW 1996 E] from Northwest Airlines Corporation

4(i)(7) Participation Agreement [NW 1996 E] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(i)(8) First Amendment to Participation Agreement [NW 1996 E] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(i)(9) Refunding Agreement [NW 1996 E] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(j)(1) Trust Agreement [NW 1996 F] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(j)(2) First Amendment to Trust Agreement [NW 1996 F] between the Owner Participant, and First Security Bank of Utah, National Association, Owner Trustee

4(j)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 F] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(j)(4) Lease Agreement [NW 1996 F] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(j)(5) First Amendment to Lease Agreement [NW 1996 F] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(j)(6)       Guarantee [NW 1996 F] from Northwest Airlines Corporation

4(j)(7) Participation Agreement [NW 1996 F] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(j)(8) First Amendment to Participation Agreement [NW 1996 F] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association,

              Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(j)(9) Refunding Agreement [NW 1996 F] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee


4(k)(1) Trust Agreement [NW 1996 G] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(k)(2) First Amendment to Trust Agreement [NW 1996 G] between the Owner Participant and First Security Bank of Utah, National Association, Owner Trustee

4(k)(3) Amended and Restated Trust Indenture and Security Agreement [NW 1996 G] between First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(k)(4) Lease Agreement [NW 1996 G] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(k)(5) First Amendment to Lease Agreement [NW 1996 G] between First Security Bank of Utah, National Association, Lessor, and Northwest Airlines, Inc., Lessee

4(k)(6)       Guarantee [NW 1996 G] from Northwest Airlines Corporation

4(k)(7) Participation Agreement [NW 1996 G] among Northwest Airlines, Inc., Lessee, the Owner Participant, the Loan Participants Named Therein, Loan Participants, First Security Bank of Utah, National Association, Owner Trustee, and State Street Bank and Trust Company, Indenture Trustee

4(k)(8) First Amendment to Participation Agreement [NW 1996 G] among Northwest Airlines, Inc., Lessee, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the

              Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee

4(k)(9) Refunding Agreement [NW 1996 G] among Northwest Airlines, Inc., Lessee, Northwest Airlines Corporation, Guarantor, First Security Bank of Utah, National Association, Owner Trustee, State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements, the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent, and State Street Bank and Trust Company, Indenture Trustee